UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3399 Peachtree Road, Suite 1500
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 814-4200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On May 10, 2007, Novelis Inc. (the “Company”) issued a press release announcing that at a special meeting of the Company’s shareholders held that day, the shareholders approved the Arrangement Resolution to approve the Arrangement under section 192 of the Canada Business Corporations Act involving the Company, its shareholders and other securityholders, Hindalco Industries Limited (“Hindalco”) and AV Metals Inc. (“Acquisition Sub”), a subsidiary of Hindalco, involving, among other things, the acquisition by Acquisition Sub of all of the outstanding common shares of the Company for US $44.93 for each common share. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
     (d) Exhibits.
          99.1      Press release, dated May 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC. (Registrant)

Date: May 10, 2007

	By:	/s/ Nichole Robinson

Nichole Robinson Secretary

Exhibit Index
99.1	Press release, dated May 10, 2007.